EXHIBIT 3.5

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Organization Limited-Liability Company

(PURSUANT TO NRS 86)

Filed in the office of	Document Number 20070786899-56
[signature] Ross Miller Secretary of State State of Nevada	Filing Date and Time 11/19/2007 10:30 AM
	Entity Number E0793822007-7

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited-Liability Company: (must contain approved limited-liability company wording; see instructions)

CITYCENTER HOTEL & CASINO HOLDINGS, LLC

Check box if a Series Limited-Liability Company ☐

2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)

Bryan L. Wright
Name

(MANDATORY) Physical Street Address	City	State	Zip Code
3950 LAS VEGAS BOULEVARD SOUTH	LAS VEGAS	Nevada	89119

(OPTIONAL) Mailing Address	City	State	Zip Code

3. Dissolution Date: (OPTIONAL; see instructions)

Latest date upon which the company is to dissolve (if existence is not perpetual):

4. Management:

Company shall be managed by ☒ Manager(s) **OR** ☐ Members (check only one box)

5. Name and Address of each Manager or Managing Member: (attach additional page if more than 3)

Name / Address	City	State	Zip Code
J. TERRENCE LANNI			
3600 LAS VEGAS BOULEVARD SOUTH	LAS VEGAS	NV	89109
JAMES J. MURREN			
3600 LAS VEGAS BOULEVARD SOUTH	LAS VEGAS	NV	89109
GARY N. JACOBS			
3600 LAS VEGAS BOULEVARD SOUTH	LAS VEGAS	NV	89109

6. Name, Address and Signature of Organizer: (attach additional page if more than 1)

Bryan L. Wright
Name

X [signature]
Signature

Address	City	State	Zip Code
3950 LAS VEGAS BOULEVARD SOUTH	LAS VEGAS	NV	89119

7. Certificate of Acceptance of Appointment of Resident Agent:

I hereby accept appointment as Resident Agent for the above named limited-liability company.

X [signature]
Authorized Signature of R.A. or On Behalf of R.A. Company

Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form LLC Arts 2007
Revised on 01/01/07

INITIAL LIST OF MANAGERS OR MANAGING MEMBERS AND RESIDENT AGENT OF

CITYCENTER HOTEL &CASINO HOLDINGS, LLC

(Name of Limited-Liability Company)

FOR THE FILING PERIOD OF NOVEMBER 2007 To NOVEMBER 2008

FILE NUMBER

E0793822007-7

The corporation’s duly appointed resident agent in the State of Nevada upon whom process can be served is:

Bryan L. Wright

3950 Las Vegas Blvd. South

Las Vegas, NV 89119

Filed in the office of

Document Number

20070833301-57

Ross Miller

Secretary of State

State of Nevada

Filing Date and Time

12/04/2007 8:03 AM

Entity Number

E0793822007-7

A FORM TO CHANGE RESIDENT AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: secretaiyofstate.biz

Important: Read Instructions before completing and returning this form. USE BLACK INK ONLY—DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Return one file stamped copy, (If filing not accompanied by order instructions, file stamped copy will be sent to resident agent)

Print or type names and addresses, either residence or business, for all managers or managing members. A Manager, or if none, a Managing Member of the LLC must sign the form.

FORM WILL BE RETURNED IF UNSIGNED

If there are additional managers or managing members, attach a list of them to this form.

Return the completed form with the $125.00 filing fee. A $75.00 penalty must be added for failure to file this form by the last day of first month following organization date.

Make your check payable to trie Secretary of State. Your canceled check will constitute a certificate to transact business.

Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.

Return the completed form to Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 884-5703.

Form must be in the possession of the Secretary of State on or before the last day of the first month following the Initial registration dale. (Postmark dale is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $125 00

LATE PENALTY: $7500

.NAME .

J. TERRENCE LANNI

ADDRESS

3600 LAS VEGAS BOULEVARD SOUTH

(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) MANAGER

MANAGING MEMBER

ZIP

89109

ST

NV

CITY

LAS VEGAS

NAME

JAMES J. MURREN

ADDRESS

3600 LAS VEGAS BOULEVARD SOUTH

(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) MANAGER

MANAGING MEMBER

ZIP

89109

ST

NV

CITY

LAS VEGAS

NAME

GARY N. JACOBS

3600 LAS VEGAS BOULEVARD SOUTH

(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) MANAGER

MANAGING MEMBER

ZIP

89109

ST

NV

CITY

LAS VEGAS

NAME

(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) MANAGER MANAGING MEMBER

ADDRESS

AME

ZIP

ST

CITY

NAME

DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) MANAGER

MANAGING MEMBER

ADDRESS

CITY

ST

ZIP

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with th provisions of NR$360.780 and acknowledge that oursuant to NR$239,330., it is a category C to knowingly offer any false or forged instruments or filing in the office of the Secretary of State.

Title:

Date:

MANAGER

Signature of Manager or Managing Member

Nevada Secretary of Stata Form Initial List LLC 2007 Revised on; 01/01/07

ADDENDUM TO INITIAL LIST OF MANAGERS AND MANAGING MEMBERS OF CITYCENTER HOTEL & CASINO HOLDINGS, LLC

William McBeath, President & COO

Jonathan Corchis, Senior Vice President & CFO

Cathy Santoro, Treasurer

Gary N. Jacobs, Secretary

Bryan L. Wright, Assistant Secretary

John McManus, Assistant Secretary

Bruce A. Aguilera, Assistant Secretary

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775)684 5708

Website: secretaryofstate.biz

Filed in the office of

Ross Miller

Secretary of

State State of Nevada

Document Number

20070840222-47

Filing Date and Time

12/11/2007 9:50 AM

Entity Number

E0793822007-7

Amendment to Articles of Organization

(PURSUANT TO NRS 86.221)

USE BLACK INK ONLY—DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization For a Nevada Limited-Liability Company

(Pursuant to NRS 86.221)

Name of limited-liability company:

CITYCENTER HOTEL & CASINO HOLDINGS, LLC

2. The company is managed by: Managers OR Members

(check only one box)

3. The articles have been amended as follows (provide articles numbers, if available)*:

Article 4. Entity is member managed.

4. Signature (must be signed by at least one manager or by a managing member):

CITYCENTER LAND, LLC

* 1) If amending company name, it must contain the words "Limited-Liability Company," '"Limited Company," or "Limited," or the abbreviations "Ltd.," "L.L.C.," or "L.C.," "LLC" or "LC." The word "Company" may be abbreviated as "Co.™

2) If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees

Nevada Secretary of Stale AM 8*3.221 Amend 2007

Revised on; 01/01/07

ROSS MILLER

Secretary of Stats

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775) 6845708

Website: www.nvsos.gov

Filed in the office of

Ross Miller Secretary of State State of Nevada

Document Number

20080610761-11

Filing Date and Time

09/15/2008 10:10 AM

Entity Number

E0793822007-7

Amendment to Articles of Organization

(PURSUANT TO NRS 86,221)

USE BLACK INK ONLY-DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization

For a Nevada Limited-Liability Company

(Pursuant to NRS 86.221)

1. Name of limited-liability company:

CITYCENTER HOTEL & CASINO HOLDINGS, LLC

2. The company is managed by: Managers OR Members

(check only one box)

3.The articles have been amended as follows (provide articles numbers, if available)*:

Article 1. The name of the limited liability company is Aria Hotel &, Casino Holdings, LLC.

4. Signature {must be signed by at least one manager or by a managing member):

* 1) If amending company name, it must contain the words "Limited-Liability Company," "Limited Company," or "Limited," or the abbreviations "Ltd.," "LL.C.," or "L.C.," "LLC or "LC." The word "Company" may be abbreviated as "Co."

2) If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees,

Navada Secretary of State 88.221 DLLC Amendment

Revised: 7-1-08

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775) 684 5708

Website: www.nvsos.gov

Filed in the office of Document Number

20090172978-45

Ross Miller

Secretary of State

State of Nevada Filing Date and Time

02/24/2009 10:45 AM

Entity Number

E0793822007-7

Amendment to Articles of Organization

(PURSUANT TO NRS 86.221)

USE BLANK INK ONLY—DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization

For a Nevada Limited-Liability Company

{Pursuant to NRS 86.221)

1. Name of limited-liability company:

ARIA HOTEL & CASINO HOLDINGS, LLC

2. The company is managed by: Managers OR

(check only one box) Members

3. The articles have been amended as follows (provide articles numbers, if available}*:

Article 1. The name of the limited liability company is Aria Resort & Casino Holdings, LLC

4. Signature (must be signed by at least one manager or by a managing member):

Signature

*1) If amending company name, it must contain the words "Limited-Liability Company," "Limited Company," or "Limited," or the abbreviations "Ltd.," "LLC," or "LC," "U.C" or "LC." The word "Company" may be abbreviated as "Co."

2) If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. Navada Secretary of State 86,221 DLLC Amendment Revised: 7-1-08

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4520

(775)6845708

Website: www.nvsos.gov Document Number

Filed in the Office of 20090783420-65

Filing Date and Time

Ross Miller 11/09/2009 11:11 AM

Certificate of Correction Secretary of State i Entity Number

State of Nevada E0793822007-7

(PURSUANT TO NRS CHAPTERS 78,

78A, 80, 81, 82, 84, 86, 87, 87A, 88.

88A, 50 AND 92A)

USE BLACK INK ONLY – DO NOT HIGHLIGHT ,, ABOVE SPACED FOR OFFICE USE ONLY

Certificate of Correction (Pursuant to NRS Chapters 78,78A, 80,81, 82,84,86,87,87A, 83,88A, 83 and 92A)

1. The name of foe .entity for which correction is being made:

Aria Resort & Casino Holdings, LLC

2. Description of foe original document for .which correction is being made;

Certificate of Amendment to Articles of Organization for a. Nevada Limited Liability Company (Document Number

20070840222-47)

3. Fifing date of the original document for which correction is being made: 12/11/07'

4. Description of the inaccuracy or defect '

The Company was manager-managed and amended its articles by riling a Certificate of Amendment on 12711/07 in order to change its status to that of member-managed. However, such amendment was prepared with defects: (i) Section 2 of (he amendment incorrectly indicated that the Company was managed by members when it was still managed by member and (ii) Section 3 of the amendment did not provide the name and address of the managing member and sole member.

5. Correction of the inaccuracy or defect

Section 2 of the Certificate of Amendment shall be corrected to provide that the Company was managed by Managers. Section 3 of the Certificate of Amendment shall be corrected to provide that: (i) Article 4 of the Articles of Organization filed 11/19/07 shall be amended to provide that the Company shall be managed by its sole member; and (ii) Article 5 of the Articles of Organization shall be amended to provide the Company's sole member and managing member is City Center Land, LLC, and the the address of the sole member and managing member is c/o MGM MIRAGE, 3950 Las Vegas Blvd. South, Las Vegas, N V 89119.

By: City Center Holdings, LLC, a Nevada limited liability company, sole member

By: City Center Holdings, LLC, a Delaware limited liability company, sole member of CityCenter Land, LLC

6. Signature: By; Project CC,LLC, Nevada limited liability company, the managing member of CityCenter Holdings, LLC

“ If entity Is a corporation, it must be signed by an officer if stock has been Issued, OR an incorporator or director if stock has not been Issued; a limited liability company, by a manager or managing members: a limited partnership or limited-liability limited partnership, by general partner: a limited-liability partnership, by a managing partner; a business trust, by a trustee,

IMPORTANT: Failure Include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. Navada Secretary of State Correction

Revised: 3-26-09